EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma condensed combined consolidated financial information has been prepared using the acquisition method of accounting under the provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Codification, ASC 805, “Business Combinations”, giving effect to LINKBANCORP, Inc.’s (“LINK”) proposed acquisition of Partners Bancorp (“Partners”). Under this method, Partners assets and liabilities as of the date of the acquisition will be recorded at their respective fair values and added to those of LINK. Any difference between the purchase price for Partners and the fair value of the identifiable net assets acquired (including core deposit intangibles) will be recorded as goodwill. The goodwill resulting from the acquisition will not be amortized to expense, but instead will be reviewed for impairment at least annually. Any core deposit intangible and other intangible assets with estimated useful lives to be recorded by LINK in connection with the acquisition will be amortized to expense over their estimated useful lives. The financial statements of LINK issued after the acquisition will reflect the results attributable to the acquired operations of Partners beginning on the date of completion of the acquisition. The merger was consummated on November 30, 2023.

The following unaudited pro forma condensed combined consolidated financial information and accompanying notes are based on and should be read in conjunction with (i) the historical audited consolidated financial statements of LINK and accompanying notes included in LINK’s Annual Report on Form 10-K for the year ended December 31, 2022, which is incorporated by reference into LINK’s Registration Statement on Form S-4 (File No. 333-271516) as originally filed with the Securities and Exchange Commission (the “Commission”) on April 28, 2023 and as thereafter amended (the “Registration Statement”), (ii) the historical unaudited consolidated financial statements of LINK and the related notes for the nine months ended September 30, 2023 included in LINK’s Quarterly Report on Form 10-Q filed with the Commission on November 14, 2023, (iii) the historical audited consolidated financial statements of Partners and the related notes for the year ended December 31, 2022 incorporated by reference into the Registration Statement, and (iv) the historical unaudited consolidated financial statements of Partners for the nine months ended September 30, 2023, which are included in this Current Report on Form 8-K as Exhibit 99.1.

The unaudited pro forma condensed combined consolidated financial information is provided for illustrative information purposes only. The unaudited pro forma condensed combined consolidated financial information is not necessarily, and should not be assumed to be, an indication of the actual results that would have been achieved had the merger been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma condensed combined consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Information, which requires the depiction of the accounting for the transaction, which we refer to as transaction accounting adjustments.

Regulation S-X also allows for management adjustments that could include presentation of the reasonably estimable cost savings and revenue enhancements and other transaction effects that have occurred or are reasonably expected to occur. Please note the unaudited pro forma condensed combined consolidated financial information does not include management adjustments for any potential effects of changes in market conditions, revenue enhancements or expense efficiencies, or any post-closing sale of loans or deposits among other factors.

The following unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2023, combines the historical financial statements of LINK and Partners. The unaudited pro forma condensed combined consolidated financial statements give effect to the proposed acquisition as if the acquisition occurred on September 30, 2023, with respect to the balance sheet, and January 1, 2022, with respect to the statements of income for both the year ended December 31, 2022 and the nine months ended September 30, 2023. Certain reclassification adjustments have been made to Partners’ financial statements to conform to LINK’s financial statement presentation.

The unaudited pro forma condensed combined consolidated financial statements were prepared with LINK as the accounting acquirer and Partners as the accounting acquiree under the acquisition method of accounting. Accordingly, the consideration paid by LINK to complete the acquisition of Partners will be allocated to Partners’

assets and liabilities based upon their estimated fair values as of the date of completion of the acquisition. The allocation is dependent upon certain valuations and other studies that have not been finalized at this time; however, preliminary significant valuations based on the fair value of the acquired assets and liabilities have been estimated and included in the unaudited condensed pro forma financial statements. The pro forma calculations, shown below, include a closing share price of $6.47, which represents the closing price of LINK’s common stock on November 30, 2023.

The unaudited pro forma condensed combined consolidated combined statements of income and earnings per share data do not include anticipated cost savings or revenue enhancements, nor do they include one-time merger-related expenses which will be expensed against income, or a one-time provision expense of $9.7 million related to ASC 326 Current Expected Credit Losses (“CECL”) allowance for credit losses for non-PCD loans. LINK is continuing to assess the two companies’ personnel, benefits plans, premises, equipment, computer systems and service contracts to determine where the companies may take advantage of redundancies or where it will be beneficial or necessary to convert to one system. Certain decisions arising from these assessments may involve canceling contracts between either LINK or Partners and certain service providers. There is no assurance that the anticipated cost savings will be realized on the anticipated time schedule or at all.

The pro forma combined basic and diluted earnings per share of LINK common stock are based on the pro forma combined net income per common share for LINK and Partners divided by the pro forma basic or diluted common shares of the combined entities. The pro forma information includes adjustments related to the fair value of assets and liabilities of Partners and is subject to adjustment as additional information becomes available and as final merger data analyses are performed.

The pro forma condensed combined consolidated balance sheet and book value per share data do include the impact of merger related expenses on the balance sheet with Partners’ after-tax charges currently estimated at $3.7 million, illustrated as a transaction adjustment to accrued other liabilities, LINK’s after-tax estimated charges of $7.2 million, illustrated as a decrease to retained earnings and to accrued other liabilities, and the one-time provision expense of $9.7 million related to CECL allowance for credit losses for non-PCD loans shown as an increase in the allowance for credit losses and a decrease in retained earnings. The pro forma combined book value per share of LINK common stock is based on the pro forma combined common stockholders’ equity of LINK and Partners divided by total pro forma common shares of the combined entities.

The unaudited pro forma data are qualified by the statements set forth under this caption and should not be considered indicative of the market value of LINK common stock or the actual or future results of operations of LINK for any period. Actual results may be materially different than the pro forma information presented.

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Unaudited Combined Pro Forma Balance Sheets as of September 30, 2023
($ In Thousands, Except Per Share Data)

		LINKBANCORP, Inc.	Partners Bancorp	Transaction Accounting Adjustments		LINKBANCORP, Inc. Pro Forma Combined
Assets:
	Noninterest-bearing cash equivalents	$5,447	$15,674	$-		$21,121
	Interest-bearing deposits with other institutions	62,532	23,141	(1,961)	(1)	83,712
	Federal funds sold	-	9,816	-		9,816
	Cash and cash equivalents	67,979	48,631	(1,961)		114,649
	Certificates of deposit with other banks	249	-			249
	Securities available for sale, at fair value	78,779	121,920	(921)	(3)	199,778
	Securities held to maturity	37,266	-	-		37,266
	Loans held for sale	-	354	-		354
	Loans receivable	978,912	1,297,504	(64,538)	(4)	2,211,878
	Less: Allowance for credit losses - loans	(9,964)	(16,075)	2,078	(5)	(23,961)
	Net loans	968,948	1,281,429	(62,460)		2,187,917
	Investments in restricted bank stock	3,107	5,640	-		8,747
	Premises and equipment, net	6,414	14,116	2,821	(6)	23,351
	Right-of-Use Asset - Premises	9,727	6,078	-		15,805
	Bank-owned life insurance	24,732	19,064	-		43,796
	Goodwill	35,842	9,582	13,424	(1)	58,848
	Other intangible assets, net	873	1,185	24,159	(7)	26,217
	Deferred income taxes, net	6,880	9,429	7,659	(8)	23,968
	Accrued interest receivable and other assets	14,899	15,605	(1,191)	(9)	29,313
	TOTAL ASSETS	$1,255,695	$1,533,033	$(18,470)		$2,770,258

LIABILITIES
	Deposits:
	Demand, noninterest bearing	$210,404	$508,793	$-		$719,197
	Interest bearing	831,368	814,236	(3,595)	(10)	1,642,009
	Total deposits	1,041,772	1,323,029	(3,595)		2,361,206
	Other borrowings	15,000	30,396	-		45,396
	Subordinated debt, net	40,354	22,249	(1,179)	(11)	61,424
	Operating lease liabilities	9,728	6,944	-		16,672

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	Accrued interest payable and other liabilities	7,490	6,756	12,991	(12)	27,237
	Total liabilities	1,114,344	1,389,374	8,217		2,511,935

SHAREHOLDERS' EQUITY
	Common stock	162	180	27	(1)(2)	369
	Surplus	127,856	88,809	44,289	(1)(2)	260,954
	Retained earnings	19,062	70,916	(87,764)	(2)(5)(12)	2,214
	Accumulated other comprehensive loss	(5,729)	(16,761)	16,761	(2)	(5,729)
	Total equity attributable to parent	141,351	143,144	(26,687)	(2)	257,808
	Noncontrolling interest in consolidated subsidiary	-	515	-		515
	TOTAL SHAREHOLDERS' EQUITY	141,351	143,659	(26,687)		258,323
	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,255,695	$1,533,033	$(18,470)		$2,770,258

	Per share data:
	Common shares outstanding	16,235,871	17,985,577	2,697,608	(1)	36,919,056
	Book value per share	$8.71	$7.99			$7.00

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Unaudited Pro Forma Combined Statements of Income for nine months ended September 30, 2023
($ In Thousands, Except Per Share Data)

	LINKBANCORP, Inc.	Partners Bancorp	Transaction Accounting Adjustments		LINKBANCORP, Inc. Pro Forma Combined
INTEREST AND DIVIDEND INCOME
Loans receivable, including fees	$37,330	$51,493	$6,834	(4)	$95,657
Investment securities	3,204	2,614	1,358	(3)	7,176
Interest bearing deposits and other	-	1,664	-		1,664
Federal funds sold and other	1,561	823	-		2,384
Total interest and dividend income	42,095	56,594	8,192		106,881

INTEREST EXPENSE
Deposits	15,193	8,906	449	(10)	24,548
Other borrowings	1,196	2,401	-		3,597
Subordinated debt	1,311	-	467	(11)	1,778
Total interest expense	17,700	11,307	916		29,923
NET INTEREST INCOME BEFORE (CREDIT TO) PROVISION FOR CREDIT LOSSES	24,395	45,287	7,276		76,958
(Credit to) provision for credit losses	(549)	396	-		(153)
NET INTEREST INCOME AFTER (CREDIT TO) PROVISION FOR CREDIT LOSSES	24,944	44,891	7,276		77,111

NONINTEREST INCOME
Service fees on deposit accounts	593	795	-		1,388
Bank-owned life insurance	488	-	-		488
Net realized gains (losses) on the sales of debt securities, available for sale	(2,370)	-	-		(2,370)
Gains on sale of loans	296	455	-		751
Other	905	2,158	-		3,063
Total non-interest income	(88)	3,408	-		3,320

NONINTEREST EXPENSE
Salaries and employee benefits	12,350	17,337	-		29,687
Occupancy	2,104	4,194	109	(6)	6,407
Merger & system conversion related expenses	1,679	1,617	(3,296)	(12)	-
Other	7,414	9,768	3,110	(7)	20,292
Total noninterest expense	23,547	32,916	(77)		56,386
Income before income tax expense	1,309	15,383	7,353		24,045
Income tax expense	276	3,943	1,765	(8)	5,984
NET INCOME	1,033	11,440	5,588		18,061
NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	-	192	-		192
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$1,033	$11,632	$5,588		$18,253

Basic earnings per common share	$0.06	$0.65			$0.50
Diluted earnings per common share	$0.06	$0.65			$0.50

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Cash dividends per common share	$0.23	$0.12			$0.35

Basic weighted average common shares outstanding	15,984,151	17,985,000	2,698,185	(1)	36,667,336
Diluted weighted average common shares outstanding	15,984,151	17,993,000	2,698,185	(1)	36,675,336
Consolidated Statements of Comprehensive Income:
Net Income Available to LINKBANCORP, Inc.	1,033	11,440	5,588		18,061
Components of other comprehensive income:
Unrealized loss on available-for-sale securities, net of tax	(1,902)	(3,680)	3,680		(1,902)
Securities gains realized in net income, net of tax	-	-	-		-
Unrealized gain on cash flow hedges	2,578	-	-		2,578
Comprehensive Income Available to LINKBANCORP, Inc.	$1,709	$7,760	$9,268		$20,371

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Unaudited Pro Forma Combined Statements of Income for twelve months ended December 31, 2022
($ In Thousands, Except Per Share Data)

	LINKBANCORP, Inc.	Partners Bancorp	Transaction Accounting Adjustments		LINKBANCORP, Inc. Pro Forma Combined
INTEREST AND DIVIDEND INCOME
Loans receivable, including fees	$36,396	$55,570	$12,217	(4)	$104,183
Investment securities	3,335	2,917	1,811	(3)	8,063
Interest bearing deposits and other	533	3,380	-		3,913
Federal funds sold and other	-	793	-		793
Total interest and dividend income	40,264	62,660	14,028		116,952

INTEREST EXPENSE
Deposits	5,337	4,654	2,559	(9)	12,550
Other borrowings	441	613	-		1,054
Subordinated debt	1,501	1,397	716	(10)	3,614
Total interest expense	7,279	6,664	3,275		17,218
NET INTEREST INCOME BEFORE PROVISION FOR CREDIT LOSSES	32,985	55,996	10,753		99,734
Provision for credit losses	1,290	1,348	-		2,638
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	31,695	54,648	10,753		97,096

NONINTEREST INCOME
Service fees on deposit accounts	832	989	-		1,821
Bank-owned life insurance	497	452	-		949
Net realized gains (loss) on the sales of debt securities, available for sale	13	(5)	-		8
Gains on sale of loans	753	-	-		753
Other	862	3,765	-		4,627
Total non-interest income	2,957	5,201	-		8,158

NONINTEREST EXPENSE
Salaries and employee benefits	16,224	22,454	-		38,678
Occupancy	2,119	3,839	145	(6)	6,103
Merger & system conversion related expenses	973	1,400	(2,373)	(12)	-
Other	8,516	14,157	4,608	(7)	27,281
Total non-interest expense	27,832	41,850	2,380		72,062
Income before income tax expense	6,820	17,999	8,373		33,192
Income tax expense	1,222	4,512	2,010	(8)	7,744
NET INCOME	5,598	13,487	6,363		25,448
NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	-	128	-		128
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$5,598	$13,615	$6,363		$25,576

Basic earnings per common share	$0.49	$0.76			$0.80
Diluted earnings per common share	$0.49	$0.76			$0.80

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Cash dividends per common share	$0.30	$0.12			$0.42

Basic weighted average common shares outstanding	11,310,386	17,961,000	2,722,185	(1)	31,993,571
Diluted weighted average common shares outstanding	11,310,386	17,993,000	2,722,185	(1)	32,025,571
Consolidated Statements of Comprehensive (Loss) Income:
Net Income Available to LINKBANCORP, Inc.	5,598	13,615	6,363		25,576
Components of other comprehensive (loss) income:
Unrealized loss on available-for-sale securities, net of tax	(8,173)	(13,400)	13,400		(8,173)
Securities (losses) gains realized in net income, net of tax	(10)	4	(4)		(10)
Comprehensive (Loss) Income Available to LINKBANCORP, Inc.	$(2,585)	$219	$19,759		$17,393

Unaudited Pro Forma Per Share Data
For The Nine Months Ended September 30, 2023

	LINKBANCORP, Inc. Historical	Partners Bancorp Historical	Pro Forma Combined	Pro Forma Equivalent Partners Bancorp Share (A)
For The Nine Months Ended September 30, 2023:
Earnings per share
Net income per share (Basic)	$0.06	$0.65	$0.50	$0.57
Net income per share (Diluted)	$0.06	$0.65	$0.50	$0.57

Cash dividends per share	$0.23	$0.12	$0.35	$0.40

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Unaudited Pro Forma Per Share Data
For The Twelve Months Ended December 31, 2022
($ in Thousands, Except Per Share Data)

	LINKBANCORP, Inc. Historical	Partners Bancorp Historical	Pro Forma Combined	Pro Forma Equivalent Partners Bancorp Share (A)
Earnings per share:
For the year ended December 31, 2022
Net income per share (Basic)	$0.49	$0.76	$0.80	$0.91
Net income per share (Diluted)	$0.49	$0.76	$0.80	$0.91

Cash Dividends Per Share	$0.30	$0.12	$0.42	$0.48

(A)
The pro forma equivalent Partner per share amount is calculated by multiplying the pro forma combined Partner per share amount by the exchange ratio of 1.15 in accordance with the definitive merger agreement.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL STATEMENTS

(1)
Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Partners (“Partners Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Partners or LINK, was converted into the right to receive 1.150 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of LINK (“LINK Common Stock” and such consideration, the “Merger Consideration”). Holders of Partners Common Stock will receive cash in lieu of fractional shares of LINK Common Stock.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each outstanding option to purchase shares of Partners Common Stock (each, a “Partners stock option”) granted under the

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Partners Bancorp 2021 Incentive Stock Plan, Virginia Partners Bank 2015 Incentive Stock Option Plan, Delmar Bancorp 2014 Stock Plan, Virginia Partners Bank 2008 Incentive Stock Option Plan, Liberty Bell Bank 2004 Incentive Stock Option Plan and Liberty Bell Bank 2004 Non-Qualified Stock Option Plan (the “Partners Plans”) was converted into an option to purchase a number of shares of LINK Common Stock equal to the product of (x) the number of shares of Partners Common Stock subject to such Partners stock option immediately prior to the Effective Time and (y) the Exchange Ratio, at an exercise price per share (rounded to the nearest whole cent) equal to (A) the exercise price per share of Partners Common Stock of such Partners stock option immediately prior to the Effective Time divided by (B) the Exchange Ratio. Each Partners stock option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to such Partners stock option immediately prior to the Effective Time.

Pursuant to the terms of the Merger Agreement, at the Effective Time, all Partners restricted stock awards granted under the Partners Plans which were outstanding on February 22, 2023 and remained outstanding as of the Effective Time accelerated in full and fully vested immediately prior to the Effective Time and were converted into the right to receive the Merger Consideration, in accordance with the Exchange Ratio, less applicable withholding taxes. All Partners restricted stock awards that were granted after February 22, 2023 and which were outstanding as of the Effective Time were converted into Merger Consideration on the same terms as, and were treated in the same manner as, all other shares of Partners Common Stock, except that such shares will remain subject to the same restrictions as to transferability and forfeiture set forth in the applicable award agreement.

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(Unaudited) (dollars in thousands, except per share data)	Partners Bancorp Book Value September 30, 2023	Fair Value Adjustments		Partners Bancorp Fair Value September 30, 2023
Assets acquired
Cash and cash equivalents	$38,815	$-		$38,815
Federal funds sold	9,816	-		9,816
Securities available for sale, at fair value	121,920	(921)	(3)	120,999
Loans held for sale	354	-		354
Loans receivable	1,297,504	(64,538)	(4)	1,232,966
Allowance for credit losses - loans	(16,075)	11,772	(5)	(4,303)
Loans receivable, net	1,281,429	(52,766)		1,228,663
Restricted stock	5,640	-		5,640
Premises and equipment	14,116	2,821	(6)	16,937
Accrued interest receivable	-	-		-
Core deposit intangibles	-	25,344	(7)	25,344
Deferred tax asset	9,429	5,602	(8)	15,031
Right-of-use-asset -- premises	6,078	-		6,078
Other assets	34,669	(1,191)		33,478
Total assets acquired	1,522,266	(21,111)		1,501,155

Liabilities assumed
Deposits	1,323,029	(3,595)	(9)	1,319,434
Borrowings	30,396	-	(10)	30,396
Subordinated debt	22,249	(1,179)	(11)	21,070
Accrued interest payable	-	-		-
Operating lease liabilities	6,944	-		6,944
Other liabilities	6,756	3,780	(12)	10,536
Total liabilities assumed	1,389,374	(994)		1,388,380
Net assets acquired				112,775

Consideration paid

Common stock consideration:
Common shares of Partners Bancorp				17,985,577
Exchange Ratio				1.150
LINKBANCORP, Inc. common stock issued (excludes fractional shares)				20,683,185
LINKBANCORP, Inc. stock price on acquisition date				$6.47
Purchase price assigned to Partners Bancorp common shares				133,820
Cash in lieu of fractional shares				$2

Restricted stock consideration:
Partners Bancorp restricted common shares				297,726
LINKBANCORP, Inc. stock price on acquisition date				$6.47
Total purchase price assigned to Partners Bancorp restricted shares				$1,926

Cash paid in exchange for Partners Bancorp stock options				$33

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Total consideration	$135,781
Goodwill	$23,006

(2)
Balance sheet adjustments to reflect the reversal of Partners’ historical equity accounts to APIC and record the purchase price consideration for common stock.

		Balance Sheet
(Dollars in thousands, except per share data)		September 30, 2023
Transaction accounting adjustment for common stock
Reversal of Partners common stock		$(180)

Number of LINK common shares issued	20,683,185
Par value of LINK common stock	$0.01
Par value of LINK common shares issued for merger		207
Total transaction accounting adjustment for common stock		$27

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		Balance Sheet
(Dollars in thousands, except per share data)		September 30, 2023
Transaction accounting adjustment for APIC
Reversal of Partners common stock to APIC		$180
Reversal of Partners retained earnings to APIC		70,916
Reversal of Partners accumulated other comprehensive loss to APIC		(16,761)
Common shares of Partners Bancorp, Inc.	17,985,577
Exchange ratio	1.1500
LINKBANCORP, Inc. common stock issued	20,683,185
LINKBANCORP, Inc. stock price on acquisition date, November 30, 2023	$6.47
Purchase price consideration for common stock	$133,820
Cash in lieu of fractional shares	2
Total purchase price	133,822
Par value of LINKBANCORP, Inc. shares issued for merger at $0.01 per share	(207)
APIC adjustment for LINKBANCORP, Inc. shares issued	133,613
Less: Partners Equity	(143,659)
Plus: Partners goodwill	-
Net adjustment to APIC for stock consideration		(10,046)
Total transaction accounting adjustment for APIC		$44,289

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Balance Sheet
(Dollars in thousands, except per share data)	September 30, 2023
Transaction accounting adjustment for retained earnings
Reversal of Partners retained earnings	$(70,916)
Acquisition activity - LINK merger costs	(7,154)
Provision for loan losses for Non-PCD loans	(9,694)
Total transaction accounting adjustment for retained earnings	$(87,764)

Balance Sheet
(Dollars in thousands, except per share data)	September 30, 2023
Transaction accounting adjustment for accumulated other comprehensive loss
Reversal of Partners' accumulated other comprehensive loss	$16,761
Total transaction accounting adjustment for accumulated other comprehensive loss	$16,761

(3)
Balance sheet and statements of income adjustment to reflect a fair value discount of $921 thousand for securities available for sale to reflect the selling price of securities sold contemporaneous with the Merger. Statements of income adjustment include securities available for sale negative fair value adjustment of $4.7 million to an accreting discount which will be accreted into income based on the expected life of the securities.

		Statements of Income
		Nine Months	Twelve Months
	Balance Sheet	Ended	Ended
	September 30, 2023	September 30, 2023	December 31, 2022
Investment securities available for sale
Investment securities available for sale fair value adjustment	$(921)	$1,358	$1,811
Total balance sheet adjustments for securities available for sale	$(921)	$1,358	$1,811

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(4)
Balance sheet adjustment to reflect the fair value discount for acquired PCD and non-PCD loans of $64.5 million of which $71.3 million is assigned to loans, $4.3 million is assigned to the allowance for credit losses (recorded to ACL in footnote 5) and the reversal of deferred loan fees, net of $2.5 million. The following table also includes the statements of income impact of Non-PCD and PCD Accruing loans amortization impact which will be recognized over the expected life of the loans.

		Statements of Income
		Nine Months	Twelve Months
	Balance Sheet	Ended	Ended
	September 30, 2023	September 30, 2023	December 31, 2022
Fair value adjustments on loans acquired
HFI Non-PCD loans fair value	$(48,306)	$4,883	$8,648
HFI PCD Accruing loans non-credit fair value	(21,972)	1,951	3,569
HFI PCD Non-accruing loans non-credit fair value	(1,025)	-	-
Total fair value adjustment assigned to loans	(71,303)	6,834	12,217
Reversal of deferred loan fees, net	2,462	-	-
Gross-up for PCD accruing allowance for credit losses	4,145	-	-
Gross-up for PCD non-accruing allowance for credit losses	158	-	-
Total adjustments to loans	$(64,538)	$6,834	$12,217

(5)
Balance sheet adjustment for the reversal of Partners’ existing allowance for loan losses of $16.1 million. Balance sheet adjustment of $4.3 million for PCD loan fair value assigned to the allowance for credit losses. Balance sheet and equity adjustment for the CECL allowance for credit losses of $9.7 million for acquired non-PCD loans (known as the “CECL Credit Double Count”). The pro forma statements of income do not include a one-time provision expense of $2.1 million related to CECL allowance for credit losses for non-PCD loans as it is shown as a direct retained earnings adjustment.

		Statements of Income
		Nine Months	Twelve Months
	Balance Sheet	Ended	ended
	September 30, 2023	September 30, 2023	December 31, 2022
Allowance for loan credit losses
Reversal of existing allowance for credit losses	$16,075	$-	$-
PCD Accruing allowance for credit losses	(4,145)	-	-
PCD Non-Accruing allowance for credit losses	(158)	-	-
Total adjustments to allowance for credit losses excluding CECL ACL for non-PCD loans	11,772	-	-
CECL ACL for Non-PCD loans ("CECL Credit Double Count")	(9,694)	-	-
Total adjustments to allowance for credit losses excluding CECL ACL for non-PCD loans	$2,078	$-	$-

(6)
Balance sheet and statements of income adjustment to reflect the fair value of premises of $6.3 million and amortized over the expected life using the straight-line method over 40 years. Balance sheet adjustment to reflect the write off of obsolete fixed assets of $3.5 million.

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		Statements of Income
		Nine Months	Twelve Months
	Balance Sheet	Ended	Ended
	September 30, 2023	September 30, 2023	December 31, 2022
Premises and equipment
Premise fair value	$6,340	$109	$145
Write off of fixed assets	(3,520)	-
Total adjustments for premise and equipment	$2,821	$109	$145

(7)
Balance sheet adjustment to reflect the reversal of the existing core deposit intangible asset. Balance sheet and statements of income adjustment to intangible assets to reflect the fair value of $25.3 million for acquired core deposit intangible asset and the related amortization adjustment based upon the sum-of-the years method over 10 years.

		Statements of Income
		Nine Months	Twelve Months
	Balance Sheet	Ended	Ended
	September 30, 2023	September 30, 2023	December 31, 2022
Core deposit intangible asset
Reversal of old core deposit intangible	$(1,185)	$-	$-
Core deposit intangible asset	25,344	3,110	4,608
Total core deposit intangible asset	$24,159	$3,110	$4,608

(8)
Balance sheet adjustment to reflect the net deferred tax asset, at a rate of 24.00%, related to fair value adjustments, CECL allowance for credit losses for Non-PCD Loans, deferred tax asset adjustment to conform to LINK’s tax position, and tax benefits related to LINK one-time merger related charges. The related statements of income adjustments to transaction adjustments using an effective tax rate of 24.00% for book income tax expense. The following table excludes the deferred tax impact related to the CECL double count and merger expenses contained within the transaction accounting adjustments which contributed $2,057 to deferred taxes.

		Statements of Income
		Nine Months	Twelve Months
	Balance Sheet	Ended	Ended
	September 30, 2023	September 30, 2023	December 31, 2022
Tax impact
Fair value adjustments	$10,063	$974	$1,440
Reversal of existing deferred fees, net	(591)	-	-
Reversal of existing allowance for credit losses	(3,870)	-	-
Reversal of merger related expenses LINK and Partners	-	790	1,140
Total tax impact	$5,602	$1,764	$2,580

(9)
Balance sheet adjustment to reflect the write off of prepaid expenses.

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		Statements of Income
		Nine Months	Twelve Months
	Balance Sheet	Ended	Ended
	September 30, 2023	September 30, 2023	December 31, 2022
Other Assets
Write off of prepaid expenses	$(1,191)	$-	$-
Total adjustments to other assets	$(1,191)	$-	$-

(10)
Balance sheet and statements of income adjustment to reflect the fair value discount of $3.6 million on interest-bearing time deposit liabilities based on current interest rates for similar instruments. The adjustment will be recognized using an amortization method based upon the maturities of the deposit liabilities.

		Statements of Income
		Nine Months	Twelve Months
	Balance Sheet	Ended	ended
	September 30, 2023	September 30, 2023	December 31, 2022
Certificates of Deposit
Reversal of existing certificate of deposit discount	$1	$-	$-
Certificate of deposit fair value	(3,596)	449	2,559
Total adjustment for certificates of deposits	$(3,595)	$449	$2,559

(11)
Balance sheet and statements of income adjustment to reflect the reversal of existing debt issuance costs of $293 thousand and the fair value discount of $1.5 million for subordinated debt. The adjustment will be recognized using an amortization method based upon the maturities of the subordinated debt.

		Statements of Income
		Nine Months	Twelve Months
	Balance Sheet	Ended	ended
	September 30, 2023	September 30, 2023	December 31, 2022
Subordinated debt
Reversal of debt issuance costs	$293	$-	$-
Subordinated debt fair value	(1,472)	467	716
Total adjustments for subordinated debt	$(1,179)	$467	$716

(12)
Balance sheet adjustment to reflect the cash payment of one-time merger related charges for LINK and Partners: (a) Partners pre-tax charges are estimated at $1.8 million ($1.3 million after-tax), and (b) LINK pre-tax charges are estimated at $9.2 million ($7.2 million after-tax) with the after-tax cost as reduction to retained earnings. The pro forma statements of income do not include one-time merger-related expenses which will be expensed against income when incurred. It is noted that a tax benefit was not taken for certain merger obligations and costs that were not considered to be tax deductible. Additionally, a statement of income adjustment was made to exclude a one-time merger and system related expenses that were incurred in 2023 and 2022 for both LINK and Partners. LINK expenses were $1.7 million pre-tax or $1.3 million thousand

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after tax and Partners were $1.6 million pre-tax and $1.2 million after tax for 2023. LINK expenses were $973 thousand pre-tax or $769 thousand after tax and Partners were $1.4 million pre-tax and $1.1 million after tax for 2023.

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